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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -----------------

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934


                       NATIONAL EQUIPMENT SERVICES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

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


                DELAWARE                                                    36-4087016
-------------------------------------------------          ---------------------------------------------
(State of Incorporation or Organization)                        (I.R.S. Employer Identification no.)


          1800 SHERMAN AVENUE
           EVANSTON, ILLINOIS                                                 60201
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(Address of Principal Executive Offices)                                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


                Title of Each Class                             Name of Each Exchange on which
                to be so Registered                             Each Class is to be Registered

              Common Stock, par value
                   $.01 per share                                New York Stock Exchange, Inc.
-------------------------------------------------          ---------------------------------------------


-------------------------------------------------          ---------------------------------------------

If this form relates to the registration of a              If this form relates to the registration of a
class of securities pursuant to Section                    class of securities pursuant to Section 12(g)
12(b) of the Exchange Act and is effective                 of the Exchange Act and is effective pursuant
pursuant to General Instruction A.(c),                     to General Instruction A.(d), please check
please check the following box. [X]                        the following box. [_]
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Securities Act registration statement file number to which this form relates:     333-49223
                                                                               ---------------
                                                                               (If applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of Class)

                               Page 1 of 3 Pages
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Item 1.   Description of Registrant's Securities to be Registered.

          The description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), as included under the caption "Description of Capital Stock" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended, initially filed with the Securities and Exchange Commission (the "Commission") on April 2, 1998 (File No. 333-49223), including exhibits (the "Registration Statement"), is hereby incorporated by reference. In addition, the description of the Common Stock as included under the caption "Description of Capital Stock" in any Prospectus relating to such Registration Statement filed with the Commission pursuant to any subsequent amendment of such Registration Statement or pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference herein.

Item 2.   Exhibits.

          Number                          Description
          ------                          -----------

            1. Form of certificate representing shares of Common Stock of the Company (incorporated herein by reference to the Registration Statement).

            2. Form of Restated Certificate of Incorporation of the Company (incorporated herein by reference to the Registration Statement).

            3. Form of Restated By-Laws of the Company (incorporated herein by reference to the Registration Statement).

                               Page 2 of 3 Pages
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NATIONAL EQUIPMENT SERVICES, INC.

Date: May 26, 1998                      By: /s/ Paul R. Ingersoll
                                            -------------------------------
                                        Name:  Paul R. Ingersoll
                                        Title: Vice President and Secretary


                               Page 3 of 3 Pages